UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported): December 17, 2004

ARCHER-DANIELS-MIDLAND COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

    1-44                             41-012915
         (Commission File Number)                   (IRS Employer Identification No.)

           4666 Faries Parkway
         Decatur,Illinois                                        62526
   (Address of Principal Executive Offices)       (Zip Code)

(217) 424-5200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement.

On December 17, 2004, the Compensation/Succession Committee of the Board of Directors of Archer-Daniels-Midland Company (the “Company”) adopted the ADM Deferred Compensation Plan for Selected Management Employees II (As Adopted As Of December 1, 2004) (the “Deferred Compensation Plan II”) and the ADM Supplemental Retirement Plan II (As Adopted As Of December 1, 2004) (the “SERP II,” and together with the Deferred Compensation Plan II, the “Plans”). The Plans are intended to comply with the requirements imposed under new Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) (as added by the American Jobs Creation Act of 2004 (“Jobs Act”)), and the provisions of the Plans will be construed in a manner consistent with the requirements of such section of the Code. The Company intends to amend the Plans, to the extent necessary, to comply with guidance that the United States Department of Treasury is expected to issue with respect to Section 409A of the Code. The obligations of the Company under the Plans are unsecured general obligations to pay in the future the balance of the deferred compensation accounts or accrued benefits, as the case may be, pursuant to the terms of the Plans.

Certain highly compensated and management employees of the Company are eligible to participate in the Deferred Compensation Plan II. The Deferred Compensation Plan II allows eligible employee participants to annually defer between 5% and 75% of their base salary on a pre-tax basis. Deferred amounts are credited to the participants’ accounts and the accounts are credited with earnings based on one or more benchmark funds offered under the Deferred Compensation Plan II. Participants can set up to five scheduled distribution accounts. Each scheduled distribution account will be paid in a lump-sum in January of the year designated by the participant. With respect to one of the scheduled distribution accounts, a participant can elect to receive installments over a period of up to 5 years instead of a lump-sum. Participants can further defer the payment by making a deferral election at least 12 months prior to the scheduled payment, provided the new payment year is at least five years after the scheduled payment year. Participants can also elect to have any scheduled distribution accounts paid six months after termination of employment (or in January of the year following termination, if later) if that such termination occurs before the scheduled payment dates. Participants can also set up a retirement account that results in a lump-sum or installment payments, as elected by the participant, to be paid six months after retirement (or in January of the year following retirement, if later).

Certain highly compensated employees of the Company are eligible to participate in the SERP II. Employees who become eligible after December 31, 2004, must enroll in the SERP II during the 30 day period following notification of eligibility. Participants become vested in their supplemental retirement benefits if the participant is vested in his or her interest in the Company’s qualified retirement plan. Vested participants will be entitled to receive a benefit after termination calculated in accordance with the SERP II. The payments will begin on the later of the first day of the month beginning six months after the participant’s separation from service or the first day the participant could elect to receive his or her pension under the qualified retirement plan and will be paid in the form of either a life annuity, which results in monthly payments to the participant during his or her life, or a joint and survivor annuity, which results in monthly payments to the participant during his or her life and then to the participant’s designated beneficiary after the participant dies.

Also on December 17, 2004, the Compensation/Succession Committee of the Board of Directors of the Company adopted amendments to the Archer-Daniels-Midland Company Amended and Restated Stock Unit Plan For Nonemployee Directors (the “Director Plan”). The Director Plan provides a means for nonemployee directors on the Company’s Board of Directors to receive part or all of their compensation in the form of stock units. The amendments to the Director Plan modify the ability of participants to extend the day of payment under the stock units in order to comply with the Jobs Act. Under the Director Plan, as amended and restated, participants must make an election to extend the payment date at least 12 months prior to the previously scheduled payment date and the new payment date must be at least 5 years after the previously scheduled payment date unless the election to extend is received by the benefits committee prior to the calendar year in which the stock unit award is made.

Item 1.02    Termination of a Material Definitive Agreement.

Effective December 31, 2004, the Company’s Deferred Compensation Plan for Selected Management Employees I (As Amended and Restated Effective September 1, 2001), as amended, which is the predecessor plan to the Deferred Compensation Plan II, was suspended with respect to new deferrals; however, such plan will continue to operate for the purpose of administering amounts deferred and vested under such plan on or prior to December 31, 2004. Effective December 31, 2004, the Archer Daniels Midland Supplemental Retirement Plan I (As Amended and Restated Effective January 1, 1994), as amended, which is the predecessor plan to the SERP II, was suspended with respect to additional benefits; however, such plan will continue to operate for the purpose of administering benefits accrued under such plan on or prior to December 31, 2004.

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits    The following exhibits are filed herewith:

Exhibit	Description
99.1	ADM Deferred Compensation Plan for Selected Management Employees II (As Adopted As Of December 1, 2004).
99.2	ADM Supplemental Retirement Plan II (As Adopted As Of December 1, 2004).
99.3	Archer-Daniels-Midland Company Amended and Restated Stock Unit Plan For Nonemployee Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     ARCHER-DANIELS-MIDLAND COMPANY

Date: December 23, 2004                      By: /s/ David J. Smith
         Name: David J. Smith
         Title: Executive Vice President, Secretary and
           General Counsel

EXHIBIT INDEX

Exhibit	Description

99.1	ADM Deferred Compensation Plan for Selected Management Employees II (As Adopted As Of December 1, 2004).
99.2	ADM Supplemental Retirement Plan II (As Adopted As Of December 1, 2004).
99.3	Archer-Daniels-Midland Company Amended and Restated Stock Unit Plan For Nonemployee Directors.

M1:1165896.01